Capital risk management	9 Months Ended
Mar. 31, 2012
Capital Risk Management Disclosure [Abstract]
Capital risk management
10.   Capital risk management

The capital structure of Kimber consists of equity attributable to common shareholders comprising share capital, share option reserve, warrant reserve and deficit. Total capital as at March 31, 2012 was $62,771,904 (June 30, 2011 - $57,080,927). Kimber has no externally imposed capital requirements.

Kimber’s objectives when managing capital are to ensure, to the extent possible, there are adequate capital resources to safeguard Kimber’s ability to continue as a going concern, maintain adequate levels of funding to support the acquisition, exploration and development of mineral properties, maintain investor, creditor and market confidence to sustain future development of the business, and provide returns to shareholders and benefits for other stakeholders.